LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED JUNE 1, 2013 TO THE

SUMMARY PROSPECTUSES DATED DECEMBER 28, 2012, OF

WESTERN ASSET INSTITUTIONAL TAX FREE RESERVES

(INSTITUTIONAL SHARES, ADMINISTRATIVE SHARES, INVESTOR SHARES)

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated December 28, 2012, and as may be amended or supplemented, the fund’s statement of additional information, dated December 28, 2012, as supplemented on February 15, 2013 and June 1, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated August 31, 2012, are incorporated by reference into this Summary Prospectus.

Please retain this supplement for future reference.

WASX015596